UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2011
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4939 Directors Place	92121
San Diego, California	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 652-6500
Not applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT LIST
EX-99.1
EX-99.2

Item 7.01.	Regulation FD Disclosure
The Company has recently received and publicly announced certain clinical data related to certain of its products. A copy of the press release announcing the data and a related live conference call and webcast to discuss the data is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.
A copy of presentation materials describing the Company’s business to be used in the conference call and webcast and from time to time thereafter is filed as Exhibit 99.2 hereto. These materials reflect updates to information previously furnished by the Company regarding certain of the Company’s research and development programs. The Company does not intend to file any update of these presentation materials in the future. The fact that these updated presentation materials are being furnished should not be deemed an admission as to the materiality of any information contained in the materials.
The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number	Document Description
99.1	Press release dated January 6, 2011.

99.2	Ardea Biosciences, Inc. presentation materials dated as of January 6, 2011, and to be used from time to time thereafter.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.
Date: January 6, 2011	/s/ CHRISTIAN WAAGE
Christian Waage
General Counsel

EXHIBIT LIST

Exhibit
Number	Document Description
99.1	Press release dated January 6, 2011.

99.2	Ardea Biosciences, Inc. presentation materials dated as of January 6, 2011, and to be used from time to time thereafter.